Exhibit 99.1

# An Overview of Omni Bio Pharmaceutical, Inc.

## A Company Focused on Monetizing Assets and Creating Breakthrough Therapies

Bruce Schneider, Ph.D.
July, 2013

# Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the “Forward-Looking Statements” and “Risk Factors” sections of these filings.

# Topics to be Addressed

- Overview
- Our Team
- Plasma Product Profile/Licensing
- Recombinant Fc-AAT
- Fc-AAT Science Highlights
- Fc-AAT Development Plan
- Financing Needs/Plans
- Summary

# Quick Overview of Omni

- Public company since 2009 (symbol OMBP.OB)
- Initially focused on promoting & licensing new uses of plasma-derived alpha-1 antitrypsin (p-AAT)
- Now developing “Enbrel-like” recombinant Fc fusion proteins (Fc-AATs)
  - Unusually broad potential
  - Highly competitive profiles
  - Several patent applications filed, US and ex-US
- Operating under new management since 1/1/2013

# Our Team

- CEO – Bruce Schneider, PhD
  - Over 35 years experience in drug development
  - Most recently EVP & Chief of Research Operations at Wyeth/Pfizer
- CSO – Charles Dinarello, MD
  - World recognized "father" of cytokine biology
  - Current affiliations with Univ of Colorado and Radboud Univ (Netherlands)
- CFO – Robert Ogden, CPA
  - Over 20 years experience with medium & small caps
- Product & Bus Dev Lead – Bruce Forrest, MD, MBA
  - Over 25 years experience in immunology, drug development & deal-making
  - President, B D Forrest & Company, Inc.
- Extensive network of collaborators and consultants

# What's Plasma-derived AAT (p-AAT)?

- Naturally occurring protease inhibitor with anti-inflammatory and tissue protective effects
- Extracted and purified from whole human blood
- Currently approved to treat AAT-deficient patients
  - Emphysema, COPD
- Product characteristics
  - 25 year safety record
  - IV infusions required once per week
  - Limited supply, high cost (~$100,000/patient-year)
  - Total market size >$600M
- Multiple new uses discovered over past 10 years

# Data Highlights – Type 1 Diabetes

**AAT treatment preserves islet cell function (essential for insulin production)**



Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control

Glucose normalized with AAT for up to 1 year in NOD mice



Insulin
Glucagon
Control
p-AAT Treated
A
B
C
D

Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset).

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

# Data Highlights – Type 1 Diabetes

**AAT treatment preserves islet cell function (essential for insulin production)**



Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control

Glucose normalized with AAT for up to 1 year in NOD mice



Insulin
Glucagon
Control
p-AAT Treated
A
B
C
D

Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset).

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

# Data Highlights – Graft vs Host Disease

**AAT reduces mortality from GvHD in mouse transplant model**



100
80
60
40
20
0
Survival (%)
0
10
20
30
40
50
60
70
Days after BMT
Matched Transplant (n=8)
Mis-matched Transplant (n=9)
Mis-matched Transplant
+ p-AAT (n=9)

Tawara I et al. PNAS 2012;109:564-569

OmniBio

# Data Highlights – Cardiac Re-Modeling

**AAT reduces acute myocardial infarct size in mouse model**



Albumin
AAT
Infarct
Infarct
N=6 per group
* P<0.05 vs sham
** P<0.05 vs Albumin

Toldo et al. (2011) J Mol Cell Cardiol 51(2): 244-51

# Omni holds Method-of-Use Patent Licenses in Multiple Areas

- Diabetes mellitus
- GvHD and non-organ transplantation rejection
- Radioprotection
- Certain bacterial infections
- Certain viral infections
- Post infarction myocardial remodeling
- Inflammatory bowel disease (GI wasting)

*Licensed method-of-use patents issued or pending in the US for all indications; additional applications pending in Europe/Canada for GvHD and bacterial infections, and globally for radioprotection

# Omni's IP Monetization Strategy

- Sub-license patents to one or more of the four p-AAT manufacturers
  - Exclusive or non-exclusive
  - Seeking up-front, milestone and royalty payments
  - Clinical data-dependent
- Explore Omni-owned supply strategy
  - Omni buys "excess" capacity
  - Markets/sells into indication areas outside current utilization channels

OmniBio

# p-AAT Licensing Being Supported by New Clinical Trials

- **Type 1 Diabetes**
  - Three pilot studies completed (Omni Bio, Immune Tolerance Network, Kamada)
  - Loss of pancreatic beta cell function (essential for insulin production) slowed/halted in certain patients
- **Graft vs Host Disease (GvHD)**
  - Affects ~50% of all bone marrow transplant patients
  - Most patients non-responsive to steroids die within one year
  - Omni is sponsoring two multicenter trials
    - University of Michigan
    - Fred Hutchison Cancer Research Center

# Omni Bio's Type 1 Diabetes Trial

**Results suggest stabilization of C-peptide levels (a measure of insulin-producing beta cell function)**



C-peptide (ng/ml)
700
600
500
400
300
200
100
0
AAT Rx
Blue = adult
Red = pediatric
0
3
6
Months

Gottlieb Data: Initial 6 month results from second new onset cohort, June 2012

OmniBio

# ITN's Type 1 Diabetes Pilot Study

**Results also demonstrate stabilization of C-peptide levels**



C-peptide Mean 2-hour AUC (pmol/mL)
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400
Study Day
Pediatric
Adult

Mean change from baseline:

- Adult: +0.013 (p=0.852)
- Pediatric: -0.191 (p=0.148)

NIH's Immune Tolerance Network RETAIN study, EASD presentation, Berlin, Oct 2012

# The New Opportunity: Recombinant Fc-AAT

- **Key attributes of Omni's lead molecule:**
  - 40-50x more potent than p-AAT in various animal models
  - Overcomes problems seen with stand-alone recombinants
  - Longer duration of effect seen in some models
  - Able to be self-administered via subcutaneous injection
  - Can be made in large quantities and priced flexibly
  - Safety & efficacy of p-AAT expected to translate to Fc-AAT
- **Ready for scale-up manufacturing and formulation development**
  - Strategic partner outreach ongoing

# Fc-AAT is a Protein Fusion Molecule



Recombinant AAT
Human IgG1-Fc

- Configuration similar to Enbrel
- Fc fusion molecules designed to extend duration of action
- Fc fusion molecules well-known to regulatory authorities

OmniBio

# Data Highlights – Inflammation (1)

**Fc-AAT produces dose-dependent reductions in joint inflammation in gout arthritis model**



Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug
IL-1β (pg/mL)
120
100
80
60
40
20
0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug

4 hours after chemical-induced inflammation

OmniBio

# Data Highlights – Inflammation (2)

**Fc-AAT highly effective in clearing granular infiltrates that cause inflammation in gout model**

IvIg 50ug



AAT-Fc 50ug



4 hours after chemical-induced inflammation

OmniBio

# Data Highlights – Inflammation (3)

**Fc-AAT 50 mcg at least as effective as p-AAT 2 mg and competitive with high-dose IL-Ra (anakinra) in gout model**



p<0.001
p<0.001
Joint swelling (0-3)
1.5
1.0
0.5
0.0
IvIG 50ug
pd-AAT 2mg
pd-AAT 50ug
AAT-Fc 50ug



p<0.001
p<0.001
Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
BSA 10mg
AAT-Fc 50ug
IL-1Ra 10mg

4 hours after chemical-induced inflammation

OmniBio

# Fc-AAT Value Creation Strategies

- Fast-to-Market Option
  - Position as a “bio-better” product to replace p-AAT for existing emphysema indication
  - May only require early phase 1 work followed by a single phase 2/3 study demonstrating equivalence to existing product and lack of immunogenicity
  - Development steps subject to regulatory confirmation
- Proof-of-Principle Option in Disease Areas with:
  - High unmet need
  - Clinical endpoints easy to measure
  - Drug effects able to be seen quickly and inexpensively in an early phase 2 study

# Fc-AAT Market Opportunities Highly Attractive

### Fast-to-Market Option

| Disease | Market Size (US/EU) |
| --- | --- |
| AAT Replacement Therapy | ~$500M |

### Potential First New Indications

| Disease | Market Size (US/EU) |
| --- | --- |
| Type 1 Diabetes (Early Onset) | >$1B |
| Graft vs Host Disease | ~$500M |
| Gout (Treatment Refractory) | >$1B |

### Options For Life Cycle Management

| Disease | Market Size (US/EU) |
| --- | --- |
| Rheumatoid Arthritis | >$1B |
| Inflammatory Bowel Disease (Crohn's Disease, Ulcerative Colitis) | >$1B |
| Chronic Obstructive Pulmonary Disease | >$1B |
| Cardiac Remodeling | >$1B |

OmniBio

# Detailed Development Plan Created*



2011
2012
2013
2014
2015
2016
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Fc-AAT Early Development Plan (Overview)
Selection of Candidate Molecule
Pre-Clinical Animal Model POC
Pilot Toxicology
Cell Line Selection & Establish MCB
Process Dev.
Early Analytical Assay Dev.
Early Formulation Dev.
GMP Drug Product
QC Release
IND-Enabling GLP Toxicology
FDA Pre-IND Meeting
Stability Program
IND Submission
FIH Dosing
Data Analysis/CSR
Initiate Next Phase Dosing
Data Analysis/CSR
Establish Proof of Principle

*Specific timing subject to funding availability

# Investment to Reach Value-Enhancing Decision Points

- **$1.5M per year needed for ongoing operating expenses**
- **$5-6M needed to complete preclinical development (now)**
  - Process/formulation/analytical development
  - Ancillary pharmacology & pilot toxicology studies
  - GMP clinical trial material (drug product)
  - IND enabling animal toxicology
  - IND submission
- **Plus $1-2M to enable first human trials (2H 2014)**
  - Phase 1 clinical trial
  - Initial PK/PD/biomarker data
- **Plus $2-4M to enable first disease state trial (1H 2015)**
  - Phase 2/3 equivalence trial vs plasma AAT or phase 2a clinical trial in patients to establish "Proof of Principle" for first new indication

OmniBio

# Potential Fc-AAT "Exit" Strategies

- Proceed with self-funded development through first patient studies then license to established pharma
  - 3-4 year outlook
  - Potential 5-10x value play but also greatest funding requirement
- Partner with established pharma player to fund or co-fund next development steps
  - Realizable in 2013
  - Minimizes funding requirement but lowers value play
- License product to established pharma before or after phase 1 trials
  - 1-3 year outlook with variable success-based value outcomes

# Corporate Information

| | |
|---|---|
| Stock symbol | OMBP.OB |
| Closing stock price (7/1/13) | $0.30 |
| 52-week range | $0.17-0.60 |
| Shares outstanding | 38.2 million |
| Fully diluted shares | 66.4 million |
| Market capitalization (7/1/13) | $11.5 million |
| Fiscal year-end | March 31 |
| Cash on hand (7/1/13) | $1.3 million |

# Omni Summary

- Licensing efforts to monetize p-AAT method-of-use patents underway
- Our centerpiece recombinant Fc-AAT program has very broad, high value potential
- The Fc-AAT development plan
  - Includes a valuable fast-to-market option
  - Is well-defined and predictably executed
  - Is supported by a new management team and advisors with deep experience
- The pathway to a highly valuable clinical proof of principle trial and potential exit point
  - Expected to require $8-10M over next two years

OmniBio